UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-8603

Name of Fund: Debt Strategies Fund, Inc.

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Terry K. Glenn, President, Debt
      Strategies Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address: P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (609) 282-2800

Date of fiscal year end: 02/28/03

Date of reporting period: 03/01/02 - 2/28/03

Item 1 - Attach shareholder report

[LOGO] Merrill Lynch Investment Managers

Annual Report
February 28, 2003

Debt Strategies
Fund, Inc.

www.mlim.ml.com

                           DEBT STRATEGIES FUND, INC.

The Benefits and
Risks of
Leveraging

Debt Strategies Fund, Inc. utilizes leverage through borrowings or issuance of short-term debt securities or shares of Preferred Stock. The concept of leveraging is based on the premise that the cost of assets to be obtained from leverage will be based on short-term interest rates, which normally will be lower than the return earned by the Fund on its longer-term portfolio investments. To the extent that the total assets of the Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Fund's Common Stock shareholders will benefit from the incremental yield.

Leverage creates risks for holders of Common Stock including the likelihood of greater net asset value and market price volatility. In addition, there is the risk that fluctuations in interest rates on borrowings (or in the dividend rates on any Preferred Stock, if the Fund were to issue Preferred Stock) may reduce the Common Stock's yield and negatively impact its market price. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Fund's net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, the Fund's net income will be less than if leverage had not been used, and therefore the amount available for distribution to Common Stock shareholders will be reduced. In this case, the Fund may nevertheless decide to maintain its leveraged position in order to avoid capital losses on securities purchased with leverage. However, the Fund will not generally utilize leverage if it anticipates that its leveraged capital structure would result in a lower rate of return for its Common Stock than would be obtained if the Common Stock were unleveraged for any significant amount of time.

Portfolio Information
As of
February 28, 2003
(unaudited)

                                                                     Percent of
Ten Largest Holdings                                                Total Assets
--------------------------------------------------------------------------------
Wyndham International, Inc. ........................................    1.9%
Charter Communications Holdings LLC ................................    1.9
CSC Holdings Inc. ..................................................    1.8
Radio Unica Corp. ..................................................    1.8
Coaxial LLC/Coaxial Finance ........................................    1.7
Spectracite Communications .........................................    1.6
Crown Castle International Corporation .............................    1.5
Century Cable Holdings LLC .........................................    1.5
Ainsworth Lumber Company ...........................................    1.5
Western Resources Inc. .............................................    1.5
--------------------------------------------------------------------------------

                                                                     Percent of
Five Largest Industries                                             Total Assets
--------------------------------------------------------------------------------
Cable Television Services ..................................           12.8%
Utilities ..................................................            6.7
Gaming .....................................................            6.1
Wireless Telecommunications ................................            5.8
Broadcasting ...............................................            5.0
--------------------------------------------------------------------------------

Quality Ratings by                                                    Percent of
S&P/Moody's                                                Long-Term Investments
--------------------------------------------------------------------------------
BBB/Baa ..................................................              0.7%
BB/Ba ....................................................              9.9
B/B ......................................................             41.0
CCC/Caa or lower .........................................             30.9
NR (Not Rated) ...........................................             17.5
--------------------------------------------------------------------------------

Geographic Allocation                                                 Percent of
By Country                                                 Long-Term Investments
--------------------------------------------------------------------------------
United States ...........................................              89.3%
Canada ..................................................               8.4
Kyrgyzstan ..............................................               0.9
Australia ...............................................               0.5
Poland ..................................................               0.2
Bahamas .................................................               0.2
United Kingdom ..........................................               0.2
Cayman Islands ..........................................               0.2
Netherlands .............................................               0.1
--------------------------------------------------------------------------------

                                   Debt Strategies Fund, Inc., February 28, 2003

DEAR SHAREHOLDER

Investment Approach

Debt Strategies Fund, Inc. is comprised of high yield bonds and leveraged bank loans. The high yield bond and bank loan markets contain similar industry sectors and often have overlapping issuers. As a result, general economic events and trends tend to move the two markets in the same direction, although bonds typically experience greater volatility than bank loans. This can be attributed to two factors. First, bank loans are usually senior secured obligations, thus generally offering investors greater principal protection than unsecured bonds. Second, bank loans are typically floating rate instruments whose principal value generally does not move inversely with interest rate movements, as is the case with fixed income bonds.

Market Review

The continued high and unprecedented level of default rates in 2002 was the dominant factor impacting the high yield markets. Although the default rate for junk bond-rated companies fell from 10.6% to 8.3%, the actual dollar volume of defaults increased. Moody's Investors Service is forecasting a decline in the default rate to 6.9% for 2003.

The high yield bond and leveraged loan markets' returns both crossed into negative territory in the second and third quarters, but this situation reversed sharply in the fourth quarter because of the emergence of solid retail and institutional demand in mid-October. Both markets had positive performance results for the fourth quarter of 2002 with +5.92% (bonds) and +1.93% (bank loans), as measured by their respective Credit Suisse First Boston (CSFB) Indexes.

An important development in the high yield markets occurred in 2002 as we saw the importance of collateralized bond obligations (CBOs) abate significantly. The channel for collateralized loan obligations (CLOs) remains open, though somewhat constricted. The negative impact of high yield bond defaults on the subordinated investor tranches is the principal reason for the decline of CBO issues. With non-CBO investor demand channels currently playing a relatively more important role in the high yield markets, this may increase volatility as CBOs have a comparatively more stable and longer-term investment horizon than retail funds.

Fund Performance

For the year ended February 28, 2003, the Common Stock of Debt Strategies Fund, Inc. had a net annualized yield of 14.61%, based on a year-end per share net asset value of $5.35 and $.782 per share income dividends. Over the same period, the total investment return on the Fund's Common Stock was +2.04%, based on a change in per share net asset value from $6.03 to $5.35, and assuming reinvestment of $.789 per share ordinary income dividends. For the six-month period ended February 28, 2003, the total investment return on the Fund's Common Stock was +11.88%, based on a change in per share net asset value from $5.14 to $5.35, and assuming reinvestment of $.393 per share income dividends. For the one-year and six-month periods ended February 28, 2003, the Fund's benchmark, which is an equal blend of the CSFB High Yield Index and the CSFB Leveraged Loan Index, had total returns of +5.05% and +6.55%, respectively.

For a description of the Fund's total investment return based on a change in the per share market value (as measured by the trading price of the Fund's shares on the New York Stock Exchange), and assuming reinvestment of dividends, please refer to the Financial Highlights section of the Financial Statements included in this report. As a closed-end fund, the Fund's shares may trade in the secondary market at a premium or discount to the Fund's net asset value. As a result, total investment returns based on changes in the Fund's market value can vary significantly from total investment return based on changes in the Fund's net asset value.

There are both general and specific reasons for this performance. First, as we stated in previous shareholder reports, we maintained an overweighted position in bonds relative to bank loans in order to maintain the dividend yield and benefit from a potential rally in the high yield market. The Fund underperformed in the first half of the fiscal year, and outperformed in the second half, as the overweighted bond position caused the Fund to move in greater sympathy with the high yield bond market. Second, there were several specific investments that hurt performance during the year. Among them was Mission Energy Holdings, where we saw our $30 million bond position collapse in price from 101 to 28. Mission Energy is a holding company founded to own Edison International of California, which in turn bought the non-nuclear generating assets of Exelon Corporation (formerly Commonwealth Edison). Mission Energy was pressured by two factors. First, the decision by a major customer not to renew a long-term power purchase agreement, left Mission Energy more exposed to the vagaries of the spot market. Second, the downgrading of Edison to below investment grade inhibited its ability to upstream dividends to Mission Energy. Importantly, a combination of escrowed coupons and tax sharing arrangements would give the company sufficient debt service ability through 2004 and time to resolve these problems. Considering that the price of 28 at February 28, 2003 values these securities only slightly above the value of these payments, we believe these bonds are quite undervalued.

Our bank loan and bond exposure in the cable television company Charter Communications Holdings LLC also hurt Fund performance. Our $11 million in bank loan positions weakened from 97 to 84, while $19.7 million in various bond holdings fell in price from the high 90s into the 40s. These positions began to weaken following the Adelphia Communications Corp. bankruptcy. This situation was further exacerbated by disclosure that Charter Communication's management had concealed the true level of subscriber disconnects. This issue has been addressed and relevant management replaced. Charter Communications is currently in compliance with its debt agreements but remains relatively highly leveraged. Nevertheless, we believe our positions are currently undervalued.

Positive developments in the Fund included our holdings in Nextel Communications, Inc. Our confidence in this wireless provider was rewarded as we sold $23 million in bonds and bank debt around 80 and purchased 16,000 shares of Preferred Stock around 60. We subsequently liquidated most of the preferred position at prices ranging from 94 to par. Our 7,300 remaining shares at February 28, 2003 were trading above par. Radio Unica Corp. was another positive holding for the Fund as our $24 million bond position rallied from 41 to 60 during the year. This company is the only national Spanish language radio network in the United States. Paradoxically, the bond price strengthened on the prospect of the company missing its coupon payment (which was subsequently made during the 30-day grace period), highlighting the firm's excellent franchise value, and ample asset coverage.

Investment Strategy

With the three-month London InterBank Offering Rate near 1.3%, we plan to continue our high yield bond overweight at around 70% of total assets. We are maintaining leverage near 33%, and managing the duration of the bond portion of the Fund's portfolio approximately 3.1 years, compared to a high yield market duration of 4.0 years. By doing so, we are seeking to lessen the potential negative impact on high yield bond prices should a rising interest rate outlook prompt a rebalancing toward bank loans.

In Conclusion

The market is currently dominated by geopolitical risk. We are managing the Fund somewhat defensively (that is, through shorter duration and broad diversification), while maintaining the portfolio's yield in this low interest rate environment. However, we are confident that we will continue to see well-structured transactions and a declining default rate through 2003.

We thank you for your interest in Debt Strategies Fund, Inc., and we look forward to serving your investment needs in the months and years ahead.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President and Director


/s/ Kevin J. Booth

Kevin J. Booth
Vice President and Portfolio Manager


/s/ Joseph P. Matteo

Joseph P. Matteo
Vice President and Portfolio Manager

March 31, 2003


                                     2 & 3

                                   Debt Strategies Fund, Inc., February 28, 2003

AUTOMATIC DIVIDEND REINVESTMENT PLAN

The following description of the Fund's Automatic Dividend Reinvestment Plan (the "Plan") is sent to you annually as required by the Federal securities laws.

Pursuant to the Fund's Plan, unless a holder of Common Stock otherwise elects, all dividend and capital gains distributions will be automatically reinvested by The Bank of New York, as agent for shareholders in administering the Plan (the "Plan Agent"), in additional shares of Common Stock of the Fund. Holders of Common Stock who elect not to participate in the Plan will receive all distributions in cash paid by check mailed directly to the shareholder of record (or, if the shares are held in street or other nominee name then to such nominee) by The Bank of New York, as dividend paying agent. Such participants may elect not to participate in the Plan and to receive all distributions of dividends and capital gains in cash by sending written instructions to The Bank of New York, as dividend paying agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by written notice if received by the Plan Agent not less than ten days prior to any dividend record date; otherwise such termination will be effective with respect to any subsequently declared dividend or distribution.

Whenever the Fund declares an income dividend or capital gains distribution (collectively referred to as "dividends") payable either in shares or in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares of Common Stock. The shares will be acquired by the Plan Agent for the participant's account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized shares of Common Stock from the Fund ("newly issued shares") or (ii) by purchase of outstanding shares of Common Stock on the open market ("open-market purchases") on the New York Stock Exchange or elsewhere. If on the payment date for the dividend, the net asset value per share of the Common Stock is equal to or less than the market price per share of the Common Stock plus estimated brokerage commissions (such condition being referred to herein as "market premium"), the Plan Agent will invest the dividend amount in newly issued shares on behalf of the participant. The number of newly issued shares of Common Stock to be credited to the participant's account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance may not exceed 5%. If on the dividend payment date the net asset value per share is greater than the market value (such condition being referred to herein as "market discount"), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participant in open-market purchases.

In the event of a market discount on the dividend payment date, the Plan Agent will have until the last business day before the next date on which the shares trade on an "ex-dividend" basis or in no event more than 30 days after the dividend payment date (the "last purchase date") to invest the dividend amount in shares acquired in open-market purchases. It is contemplated that the Fund will pay monthly income dividends. Therefore, the period during which open-market purchases can be made will exist only from the payment date on the dividend through the date before the next "ex-dividend" date which typically will be approximately ten days. If, before the Plan Agent has completed its open-market purchases, the market price of a share of Common Stock exceeds the net asset value per share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund's shares, resulting in the acquisition of fewer shares than if the dividend had been paid in newly issued shares on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will invest the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date determined by dividing the uninvested portion of the dividend by the net asset value per share.

The Plan Agent maintains all shareholders' accounts in the Plan and furnishes written confirmation of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each shareholder's proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held pursuant to the Plan in accordance with the instructions of the participants.

In the case of shareholders such as banks, brokers or nominees that hold shares of others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the record shareholders as representing the total amount registered in the record shareholder's name and held for the account of beneficial owners who are to participate in the Plan.

There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open-market purchases in connection with the reinvestment of dividends.

The automatic reinvestment of dividends and distributions will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such dividends.

Shareholders participating in the Plan may receive benefits not available to shareholders not participating in the Plan. If the market price plus commissions of the Fund's shares is above the net asset value, participants in the Plan will receive shares of the Fund at less than they could otherwise purchase them and will have shares with a cash value greater than the value of any cash distribution they would have received on their shares. If the market price plus commissions is below the net asset value, participants will receive distributions in shares with a net asset value greater than the value of any cash distribution they would have received on their shares. However, there may be insufficient shares available in the market to make distributions in shares at prices below the net asset value. Also, since the Fund does not redeem shares, the price on resale may be more or less than the net asset value.

The value of shares acquired pursuant to the Plan will generally be excluded from gross income to the extent that the cash amount reinvested would be excluded from gross income. If, when the Fund's shares are trading at a premium over net asset value, the Fund issues shares pursuant to the Plan that have a greater fair market value than the amount of cash reinvested, it is possible that all or a portion of such discount (which may not exceed 5% of the fair market value of the Fund's shares) could be viewed as a taxable distribution. If the discount is viewed as a taxable distribution, it is also possible that the taxable character of this discount would be allocable to all the shareholders, including shareholders who do not participate in the Plan. Thus, shareholders who do not participate in the Plan might be required to report as ordinary income a portion of their distributions equal to their allocable share of the discount.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence concerning the Plan should be directed to the Plan Agent at The Bank of New York, Church Street Station, P.O. Box 11258, New York, NY 10286-1258, Telephone: 800-432-8224.


                                     4 & 5

                                   Debt Strategies Fund, Inc., February 28, 2003

SCHEDULE OF INVESTMENTS

                         S&P      Moody's     Face
INDUSTRIES            Ratings++  Ratings++   Amount                      Corporate Debt Obligations                        Value
====================================================================================================================================
Aerospace &              CCC+     Caa2    $ 1,250,000   Hexcel Corporation, 9.75% due 1/15/2009                          $ 1,062,500
Defense--0.2%
====================================================================================================================================
Air Transportation       B        B3       10,251,725   American Airlines, 7.379% due 5/23/2016                            2,155,548
Service--0.5%            D        Ca        2,795,000  +USAir Inc., 10.375% due 3/01/2013                                    614,900
                                                                                                                         -----------
                                                                                                                           2,770,448
====================================================================================================================================
Amusement &              B+       B1        8,250,000   Intrawest Corporation, 10.50% due 2/01/2010                        8,621,250
Recreational             NR*      NR*       1,800,000  +Loews Cineplex Entertainment, 8.875% due 8/01/2008                   173,250
Services--1.8%           B        B2        1,225,000   Vail Resorts Inc., 8.75% due 5/15/2009                             1,249,500
                                                                                                                         -----------
                                                                                                                          10,044,000
====================================================================================================================================
Apparel--0.5%                                           Arena Brands, Inc.:**
                         NR*      NR*          16,916    Term A, due 6/01/2003                                                16,800
                         NR*      NR*       2,802,219    Term B, due 6/01/2003                                             2,785,756
                                                                                                                         -----------
                                                                                                                           2,802,556
====================================================================================================================================
Automotive               B+       NR*       3,326,637   Citation Corporation, Term B, due 12/01/2007**                     2,927,441
Equipment--1.9%          B        B2        1,550,000   Dura Operating Corporation, 9% due 5/01/2009                       1,325,250
                         CCC-     Caa3      3,200,000  +Holley Performance Products, 12.25% due 9/15/2007                  1,216,000
                         NR*      NR*       3,850,000  +Key Plastics, Inc., 10.25% due 3/15/2007                                 385
                         B        B3        2,500,000   Metaldyne Corporation, 11% due 6/15/2012                           1,975,000
                         CCC+     Caa1      3,375,000   Tenneco Automotive Inc., 11.625% due 10/15/2009                    2,531,250
                                                       +Venture Holdings Trust:
                         D        Caa1      1,800,000    9.50% due 7/01/2005                                                 450,000
                         D        Caa2      4,450,000    12% due 6/01/2009                                                   178,000
                                                                                                                         -----------
                                                                                                                          10,603,326
====================================================================================================================================
Broadcasting--7.1%       CCC+     B3        6,400,000   Acme Television/Finance, 10.875% due 9/30/2004                     6,544,000
                                                        Cumulus Media Inc.:
                         B-       B3        2,000,000    10.375% due 7/01/2008                                             2,140,000
                         B+       Ba3       1,000,000    Term B, due 3/28/2010**                                           1,007,188
                         NR*      NR*       6,471,568   Gocom Communications LLC, Term B, due 12/31/2007**                 5,889,127
                         NR*      NR*       2,916,667   Granite Broadcasting, Term A, due 4/15/2004**                      2,843,750
                         B-       B3        1,600,000   Nexstar Finance Inc. LLC, 12% due 4/01/2008                        1,760,000
                         NR*      Caa3     24,525,000   Radio Unica Corp., 11.75% due 8/01/2006                           14,745,656
                         B-       B3        4,650,000   Spanish Broadcasting System, 9.625% due 11/01/2009                 4,766,250
                                                                                                                         -----------
                                                                                                                          39,695,971
====================================================================================================================================
Building &               B        B2       10,500,000   Champion Home Builders, 11.25% due 4/15/2007                       9,030,000
Construction--1.6%
====================================================================================================================================
Building                 NR*      NR*       5,850,000  +Formica Corporation, 10.875% due 3/01/2009                         1,404,000
Materials--0.6%          NR*      NR*       2,293,267   Trussway Industries Inc., Term B, due 12/31/2006**                 1,777,282
                                                                                                                         -----------
                                                                                                                           3,181,282
====================================================================================================================================
Cable Television         BB-      B1        3,450,000   CSC Holdings Inc., 7.25% due 7/15/2008                             3,363,750
Services--16.2%                                         Century Cable Holdings LLC:**
                         D        Caa1     10,000,000    Discretionary Term, due 6/30/2009                                 7,208,330
                         D        Caa1      7,000,000    Term, due 12/31/2009                                              4,942,777
                                                        Charter Communications Holdings LLC:
                         B+       B2       10,000,000    10% due 4/01/2009                                                 4,800,000
                         CCC-     Ca        2,000,000    0/11.75% due 1/15/2010 (c)                                          760,000
                         CCC-     Ca        2,000,000    11.125% due 1/15/2011                                               980,000
                         CCC-     Ca        2,700,000    0/9.92% due 4/01/2011 (c)                                         1,161,000
                         CCC-     Ca        3,000,000    10% due 5/15/2011                                                 1,440,000
                                                        Charter Communications Operating LLC:
                         BB-      B1        1,985,000    Incremental Term, due 9/18/2008**                                 1,662,713
                         BB-      B1        4,962,500    Term B, due 3/18/2008**                                           4,178,648
                         B        B3        4,500,000   Coaxial Communications, Phoenix, 10% due 8/15/2006                 4,230,000
                         CCC+     Caa1     20,000,000   Coaxial LLC/Coaxial Finance, 0/12.875% due 8/15/2008 (c)          14,025,000
                         C        Caa2      5,000,000   Comcast UK Cable Partners Ltd., 11.20% due 11/15/2007              3,675,000
                         B+       B1        6,950,000   Echostar DBS Corporation, 9.375% due 2/01/2009                     7,401,750
                                                        Insight Midwest:
                         B+       B2        2,500,000    9.75% due 10/01/2009                                              2,437,500
                         BB+      Ba3       8,000,000    Term B, due 12/31/2009**                                          7,727,000
                         NR*      NR*       8,750,000  +Mallard Cablevision LLC & Sun Tel Comm., Term B,
                                                        due 9/30/2008**                                                    4,375,000
                         D        B2        6,000,000   Olympus Cable Holdings LLC, Term B, due 9/30/2010**                4,866,816
                         B+       B1        3,920,000   Pegasus Media & Communications, Inc., Term, due 4/30/2005**        3,543,241
                         CCC+     Ca        7,500,000   Pegasus Satellite, 12.375% due 8/01/2006                           5,943,750
                         C        Ca        6,100,000  +Telewest Communications PLC, 9.875% due 2/01/2010                  1,128,500
                         D        Ca        5,500,000  +United Pan-Europe Communications NV, 11.25% due 2/01/2010            453,750
                                                                                                                         -----------
                                                                                                                          90,304,525
====================================================================================================================================
Chemicals--5.0%          BB       B1        4,000,000   Equistar Chemicals LP, 8.75% due 2/15/2009                         3,420,000
                         B-       B3        2,000,000   Geo Specialty Chemicals, 10.125% due 8/01/2008                     1,100,000
                         B-       Caa1      2,000,000   Huntsman ICI Chemicals, 10.125% due 7/01/2009                      1,695,000
                         B-       Caa2     11,000,000   Huntsman ICI Holdings, 0% due 12/31/2009 (c)                       2,530,000
                         B        B3        1,900,000   Huntsman International LLC, 9.875% due 3/01/2009                   1,942,750
                         B+       B2        3,150,000   ISP Holdings, Inc., 10.625% due 12/15/2009                         3,008,250
                         BB       Ba3       3,550,000   Lyondell Chemical Company, 9.80% due 2/01/2020                     2,733,500
                         BBB-     Ba1       2,400,000   Millennium America Inc., 7.625% due 11/15/2026                     2,100,000
                         NR*      NR*       1,450,917   PCI Chemicals, 10% due 12/31/2008                                  1,102,697
                         NR*      NR*         483,639   Pioneer Companies, Inc., 4.90% due 12/31/2006                        357,893
                         B        Caa3      9,125,000   Terra Industries, 10.50% due 6/15/2005                             7,893,125
                                                                                                                         -----------
                                                                                                                          27,883,215
====================================================================================================================================
Computer-Related         NR*      NR*       2,230,423  +Bridge Information Systems, Term B, due 5/29/2005**                  301,107
Products--0.1%
====================================================================================================================================
Consumer                 BB+      Ba3       3,500,000   American Greetings, 11.75% due 7/15/2008                           3,893,750
Products--4.0%           BB-      Ba3         800,984   Burhmann NV, Term B, due 10/26/2007**                                760,635
                         NR*      Caa3     25,460,000  +Decora Industries Inc., 11% due 5/01/2005                              2,546
                         D        C         2,500,000  +Diamond Brands Inc., 0/12.875% due 4/15/2009 (c)                      12,500
                         B-       Caa2      2,000,000   Home Products International Inc., 9.625% due 5/15/2008             1,800,000
                         B-       B2        1,475,000   Remington Arms Company, 10.50% due 2/01/2011 (d)                   1,552,437


                                     6 & 7

                                   Debt Strategies Fund, Inc., February 28, 2003

                         S&P      Moody's     Face
INDUSTRIES            Ratings++  Ratings++   Amount                      Corporate Debt Obligations                        Value
====================================================================================================================================
Consumer Products        CCC      Caa2    $ 5,500,000   Remington Product Company LLC, 11% due 5/15/2006                 $ 5,060,000
(concluded)              CCC      Caa2     11,000,000   Samsonite Corporation, 10.75% due 6/15/2008                        9,377,500
                                                                                                                         -----------
                                                                                                                          22,459,368
====================================================================================================================================
Electronics/Electrical   NR*      C        10,143,000  +Advanced Glassfiber Yarn, 9.875% due 1/15/2009                       519,829
Components--4.1%                                        Amkor Technology Inc.:
                         B        B1        3,500,000    9.25% due 5/01/2006                                               3,325,000
                         B        B1        6,700,000    9.25% due 2/15/2008                                               6,298,000
                         NR*      B1        1,661,397   DD Incorporated, Term B, due 4/22/2005**                           1,204,513
                         CCC      Caa2     10,145,000   High Voltage Engineering, 10.75% due 8/15/2004                     2,942,050
                         BB       Ba3       4,300,000   Mirant Americas Generation LLC, 7.625% due 5/01/2006               2,429,500
                         B        Caa2      1,332,228   ON Semiconductor Corporation (Semiconductor Components),
                                                        Term D, due 8/04/2007**                                            1,212,328
                         B        Caa2      7,500,000   SCG Holdings Corporation, 12% due 8/01/2009                        4,275,000
                         NR*      B1        2,498,027  +Trend Technologies, Inc., Term, due 2/28/2007**                      686,958
                                                                                                                         -----------
                                                                                                                          22,893,178
====================================================================================================================================
Energy--4.7%             B+       Ba3       8,925,000   Citgo Petroleum Corporation, 11.375% due 2/01/2011 (d)             8,969,625
                         CCC+     Caa1      1,900,000   Continental Resources, 10.25% due 8/01/2008                        1,776,500
                         BB-      Ba3       2,092,024   Dresser Inc., Term B, due 4/10/2009**                              2,097,440
                                                        El Paso Energy Partners:
                         BB-      B1          750,000    8.50% due 6/01/2011                                                 723,750
                         NR*      NR*       1,000,000    Term B, due 9/01/2009**                                             952,500
                         CCC+     Caa3      3,250,000   Energy Corp. of America, 9.50% due 5/15/2007                       1,982,500
                         B+       Ba3       8,550,000   Fluor Corporation, 6.95% due 3/01/2007                             6,669,000
                         B        B2        2,925,000   Lone Star Technologies, 9% due 6/01/2011                           2,837,250
                                                                                                                         -----------
                                                                                                                          26,008,565
====================================================================================================================================
Environmental            D        NR*       1,800,000  +IT Group Inc., 11.25% due 4/01/2009                                       18
Services--0.2%           B        B2        1,500,000   URS Corporation, 12.25% due 5/01/2009                              1,177,500
                                                                                                                         -----------
                                                                                                                           1,177,518
====================================================================================================================================
Financial                B        B2        3,000,000   Ares Leveraged Fund II, Junior Subordinate Secured Note,
Services--1.9%                                          due 10/31/2005 (a)(d)                                              2,100,000
                         NR*      NR*       8,000,000   Finova Group Inc., 7.50% due 11/15/2009                            2,560,000
                         NR*      NR*       1,500,000   Investcorp SA, Term, due 10/21/2008**                              1,522,066
                         NR*      Ba3       2,000,000   Pennant CBO Limited, 13.43% due 3/14/2011 (d)(f)                     678,125
                         NR*      NR*       3,500,000   Preferred Term Securities VI, 20% due 7/03/2032 (a)(d)             3,543,750
                                                        SKM-Libertyview CBO Limited (d)(f):
                         AAA      Ca3       1,500,000    8.71% due 4/10/2011                                                 278,438
                         AAA      Ca        1,000,000    11.91% due 4/10/2011                                                 10,000
                                                                                                                         -----------
                                                                                                                          10,692,379
====================================================================================================================================
Food & Kindred           NR*      NR*       2,807,494   Archibald Candy Corporation, 10% due 11/01/2007                    2,526,745
Products--6.1%           BB+      Ba2       4,599,381   Dean Foods Company, Term B, due 7/15/2008**                        4,604,270
                         B-       B2        2,200,000   Doane Pet Care Company, 10.75% due 3/01/2010 (d)                   2,222,000
                         NR*      NR*      22,526,000  +Envirodyne Industries, 10.25% (h)                                  4,505,200
                         BB-      Ba3       8,000,000   Luigino's Inc., 10% due 2/01/2006                                  8,160,000
                         BB-      Ba3       3,927,800   Merisant Company, Term B, due 3/30/2007**                          3,931,484
                         NR*      Caa2     11,750,000   RAB Enterprises Inc., 10.50% due 5/01/2005                         5,875,000
                         B+       Ba2       2,000,000   SC International Services, Inc., 9.25% due 9/01/2007               2,092,700
                                                                                                                         -----------
                                                                                                                          33,917,399
====================================================================================================================================
Forest Products--3.3%                                   Ainsworth Lumber Company:
                         B-       B3        9,000,000    12.50% due 7/15/2007 (b)                                          9,675,000
                         B-       B3        2,500,000    13.875% due 7/15/2007                                             2,725,000
                         B+       B3        6,000,000   Millar Western Forest, 9.875% due 5/15/2008                        6,000,000
                                                                                                                         -----------
                                                                                                                          18,400,000
====================================================================================================================================
Gaming--8.8%                                           +Aladdin Gaming LLC:
                         NR*      NR*      13,000,000    0/13.50% due 3/01/2010 (c)                                          146,250
                         NR*      Caa1      2,968,421    Term B, due 2/26/2006**                                           2,463,789
                         NR*      Caa1      4,455,000    Term C, due 2/26/2008**                                           3,697,650
                                                        Hollywood Park Inc.:
                         CCC+     Caa1      4,300,000    9.25% due 2/15/2007 (d)                                           3,827,000
                         CCC+     Caa1      3,000,000    9.50% due 8/01/2007                                               2,670,000
                         B        B2        2,000,000   Jacobs Entertainment, 11.875% due 2/01/2009                        2,080,000
                         B+       B2        3,600,000   Marina District Finance Co. (Borgata), Term B,
                                                        due 5/31/2007**                                                    3,550,500
                         BB+      Ba2       7,000,000   Park Place Entertainment, 8.125% due 5/15/2011                     7,035,000
                         B        B2        2,150,000   Peninsula Gaming LLC, 12.25% due 7/01/2006                         2,193,000
                         B-       B3        7,000,000   Penn National Gaming Inc., 11.125% due 3/01/2008                   7,420,000
                         B+       B2        1,800,000   Sun International Hotels, 8.875% due 8/15/2011                     1,809,000
                         B-       B3        4,000,000   Venetian Casino/LV Sands, 11% due 6/15/2010                        4,080,000
                         CCC+     B3        8,000,000   Wynn Las Vegas LLC, 12% due 11/01/2010                             8,040,000
                                                                                                                         -----------
                                                                                                                          49,012,189
====================================================================================================================================
Health Services--1.2%    B+       B1        3,460,956   Medpointe, Term B, due 9/30/2008**                                 3,158,122
                         CCC+     B3        3,325,000   Vanguard Health Systems, 9.75% due 8/01/2011                       3,233,563
                                                                                                                         -----------
                                                                                                                           6,391,685
====================================================================================================================================
Health Care              BB-      Ba2       5,000,000   Fresenius Medical Capital Trust IV, 7.875% due 6/15/2011           5,000,000
Providers--0.9%
====================================================================================================================================
Hotels & Motels--5.7%    B        B2        7,000,000   Extended Stay America, 9.15% due 3/15/2008                         6,685,000
                         BB-      Ba3       1,800,000   HMH Properties, Inc., 8.45% due 12/01/2008                         1,692,000
                         B        B2        1,650,000   John Q. Hammons Hotels, 8.875% due 5/15/2012                       1,633,500
                         B        B2        6,500,000   Majestic Star LLC, 10.875% due 7/01/2006                           6,565,000
                                                        Wyndham Hotel Corporation:**
                         B        NR*       6,543,291    Increasing Rate Term, due 6/30/2004                               4,962,681
                         B        NR*      14,015,206    Term, due 6/30/2006                                              10,183,799
                                                                                                                         -----------
                                                                                                                          31,721,980
====================================================================================================================================
Industrial               BB-      Ba3       1,990,000   Johnson Divessey, Term B, due 9/15/2009**                          2,001,817
Services--1.3%           B-       Caa3      9,375,000   Muzak Holdings LLC, 0/13% due 3/15/2010 (c)                        5,074,219
                                                                                                                         -----------
                                                                                                                           7,076,036
====================================================================================================================================


                                     8 & 9

                                   Debt Strategies Fund, Inc., February 28, 2003

                         S&P      Moody's     Face
INDUSTRIES            Ratings++  Ratings++   Amount                      Corporate Debt Obligations                        Value
====================================================================================================================================
Leasing & Rental         CCC+     Caa2    $ 3,750,000   Anthony Crane Rental LP, Term, due 7/22/2006**                   $ 1,125,000
Services--2.2%           B        Caa3      6,800,000   National Equipment Services, 10% due 11/30/2004                    2,040,000
                         BB-      B1        3,000,000   United Rentals Inc., 10.75% due 4/15/2008 (d)                      2,962,500
                         B        B3        6,400,000   Williams Scotsman, Inc., 9.875% due 6/01/2007                      6,016,000
                                                                                                                         -----------
                                                                                                                          12,143,500
====================================================================================================================================
Manufacturing--5.6%      NR*      NR*       4,500,000   AquaChem Inc., 11.25% due 7/01/2008                                3,465,000
                         CCC-     NR*       8,350,000   International Utility Structures, 10.75% due 2/01/2008             4,175,000
                         BB+      Ba2       4,000,000   JLG Industries Inc., 8.375% due 6/15/2012                          3,240,000
                         B-       Caa3      5,000,000   Jordan Industries, 10.375% due 8/01/2007                           2,506,250
                         B+       B1        3,749,701   Metokote, Term B, due 11/02/2005**                                 3,698,143
                         NR*      NR*       8,980,000  +Moll Industries, 10.50% due 7/01/2008                              1,077,600
                         B+       B3          600,000   NMHG Holding Company, 10% due 5/15/2009                              624,000
                         B-       B3          700,000   Rexnord Corporation, 10.125% due 12/15/2012 (d)                      729,750
                         B        B2        3,775,000   Terex Corporation, 9.25% due 7/15/2011                             3,586,250
                         D        Ca        6,000,000  +Thermadyne Manufacturing, 9.875% due 6/01/2008                     1,627,500
                         B        B3        1,300,000   Trimas Corporation, 9.875% due 6/15/2012 (d)                       1,267,500
                         B+       B3        5,760,000   U.S. Industries, Inc., 11.25% due 12/31/2005 (d)                   5,356,800
                                                                                                                         -----------
                                                                                                                          31,353,793
====================================================================================================================================
Metals &                 NR*      NR*       8,185,176  +Acme Metals Inc., Term, due 12/01/2005**                           1,227,777
Mining--3.7%             BBB      Ba2       4,000,000   Great Central Mines Ltd., 8.875% due 4/01/2008                     3,830,000
                         B-       B3        5,029,000   Great Lakes Carbon Corp., 10.25% due 5/15/2008 (b)                 3,771,750
                         CCC+     Caa2      5,700,000   Haynes International Inc., 11.625% due 9/01/2004                   2,793,000
                                                        Ispat Int'l:**
                         B-       Caa2      1,241,500    Term B, due 7/15/2006                                               806,975
                         B-       Caa1      1,241,500    Term C, due 7/15/2005                                               806,975
                         CCC      Caa3      5,375,000   Neenah Corporation, 11.125% due 5/01/2007                          1,988,750
                         BB-      B1        1,450,000   Oregon Steel Mills Inc., 10% due 7/15/2009                         1,402,875
                         CCC      Ca        3,000,000   Ormet Corporation, Term, due 8/15/2008**                           1,440,000
                         NR*      Ca          550,000  +Pen Holdings Inc., 9.875% due 6/15/2008                               66,000
                         CCC+     Caa2      9,095,000   WCI Steel Inc., 10% due 12/01/2004                                 2,546,600
                                                                                                                         -----------
                                                                                                                          20,680,702
====================================================================================================================================
Natural Gas--            B+       B1          650,000   Southern Natural Gas, 8.875% due 3/15/2010 (d)                       641,667
Pipelines--0.1%
====================================================================================================================================
Packaging--3.7%          B+       B2        7,625,000   Anchor Glass Container Corporation, 11% due 2/15/2013 (d)          7,605,937
                         B-       B3        1,575,000   Berry Plastics, 10.75% due 7/15/2012                               1,673,437
                         B        B2        4,400,000   Crown Euro Holdings SA, 10.875% due 3/01/2013 (d)                  4,433,000
                         CCC+     NR*       5,700,000   Graham Packaging Company, 10.75% due 1/15/2009                     5,500,500
                         B-       Caa1      1,800,000   Pliant Corporation, 13% due 6/01/2010                              1,422,000
                         NR*      Ca        2,750,000  +Spinnaker Industries Inc., 10.75% due 10/15/2006                         275
                                                                                                                         -----------
                                                                                                                          20,635,149
====================================================================================================================================
Paper--4.7%              BB+      Ba2       7,250,000   Georgia Pacific Corporation, 9.375% due 2/01/2013 (d)              7,322,500
                                                        MDP Acquisitions PLC (d):
                         B        B3          283,563    15.50% due 10/01/2013                                               306,957
                         B        B3        7,000,000    15.50% due 10/01/2013 (b)                                         7,577,500
                                                        Stone Container Corporation:
                         B        B2        3,600,000    8.375% due 7/01/2012                                              3,780,000
                         B+       Ba3       5,480,769    Term B, due 6/30/2009**                                           5,422,109
                         B+       Ba3       2,019,231    Term C, due 6/30/2009**                                           1,997,146
                                                                                                                         -----------
                                                                                                                          26,406,212
====================================================================================================================================
Petroleum                B+       B3        9,000,000   Giant Industries, 11% due 5/15/2012                                7,470,000
Refineries--3.1%                                        Tesoro Petroleum Corp.:
                         B+       B2        2,000,000    9% due 7/01/2008                                                  1,660,000
                         BB       Ba3       3,332,851    Term B, due 12/31/2007**                                          3,169,541
                         B-       B3        6,600,000   United Refining Co., 10.75% due 6/15/2007                          5,230,500
                                                                                                                         -----------
                                                                                                                          17,530,041
====================================================================================================================================
Pharmaceuticals--        B+       NR*       2,000,000   ICN Pharmaceuticals Inc., 6.50% due 7/15/2008 (Convertible)        1,685,000
0.3%
====================================================================================================================================
Printing &               B        B3          775,000   Houghton Mifflin Company, 9.875% due 2/01/2013 (d)                   813,750
Publishing--0.6%         NR*      B3        2,635,000   Perry-Judd, 10.625% due 12/15/2007                                 2,569,125
                                                                                                                         -----------
                                                                                                                           3,382,875
====================================================================================================================================
Property                 NR*      NR*       4,887,805   Buffington Harbor Parking Associates, LLC, Term B,
Management--1.5%                                        due 7/01/2011**                                                    4,887,805
                         B-       B2        3,200,000   Corrections Corporation of America, 9.875% due 5/01/2009           3,440,000
                                                                                                                         -----------
                                                                                                                           8,327,805
====================================================================================================================================
Restaurants--0.7%        BB-      Ba3       3,980,000   Domino's Pizza, Term B, due 7/30/2008**                            3,992,438
====================================================================================================================================
Retail & Retail          BBB+     Ba1       4,963,235   Shoppers Drug Mart, Term F, due 2/04/2009**                        4,975,023
Specialty--1.9%          B        B3        5,500,000   Star Gas Partners, LP, 10.25% due 2/15/2013 (d)                    5,403,750
                                                                                                                         -----------
                                                                                                                          10,378,773
====================================================================================================================================
Shipping--0.1%           BB-      Ba3         500,000   Stena AB, 9.625% due 12/01/2012                                      517,500
====================================================================================================================================
Textile Mill             NR*      NR*       7,900,000  +Galey & Lord, Inc., 9.125% due 3/01/2008                             158,000
Products--0.0%
====================================================================================================================================
Tower Construction &     CCC      B3        1,325,000   American Tower Escrow, 0% due 8/01/2008 (c)                          814,875
Leasing--4.3%                                           American Tower Systems Corporation:
                         B-       Caa1      3,000,000    9.375% due 2/01/2009                                              2,385,000
                         BB-      B2        4,169,966    Term B, due 12/31/2007**                                          3,951,260
                                                        Crown Castle International Corporation:
                         B        B3        1,100,000    9% due 5/15/2011                                                    863,500
                         CCC      B3        3,625,000    9.375% due 8/01/2011                                              2,936,250
                         CC       B3       14,445,028   Spectrasite Communications, Term B, due 12/31/2007**              12,819,962
                                                                                                                         -----------
                                                                                                                          23,770,847
====================================================================================================================================


                                    10 & 11

                                   Debt Strategies Fund, Inc., February 28, 2003

                         S&P      Moody's     Face
INDUSTRIES            Ratings++  Ratings++   Amount                      Corporate Debt Obligations                        Value
====================================================================================================================================
Transportation           CCC      Caa2    $10,000,000  +American Commercial LLC, 11.25% due 1/01/2008                    $ 2,600,000
Services--1.3%           B+       B1        4,549,825   North American Van Lines, Inc., Term B, due 11/18/2007**           4,437,503
                                                                                                                         -----------
                                                                                                                           7,037,503
====================================================================================================================================
Utilities--9.7%          B-       Caa1      2,500,000   The AES Corporation, 8.50% due 11/01/2007                          1,425,000
                         NR*      NR*       5,185,072   AES Corporation (formerly AES EDC Funding II LLC),
                                                        Term C, due 7/15/2005**                                            4,978,966
                         NR*      Ba3       1,875,000   AES New York Funding, LLC, Term, due 2/28/2005**                   1,765,626
                         BB-      B3        6,000,000   CMS Energy Corporation, 8.50% due 4/15/2011                        4,980,000
                         B+       B1        3,000,000   Calpine Canada Energy Finance, 8.50% due 5/01/2008                 1,455,000
                                                        Calpine Corporation:
                         B+       B1        2,700,000    8.50% due 2/15/2011                                               1,296,000
                         BBB-     Ba3       3,798,260    Term B, due 5/31/2004**                                           3,470,185
                                                        Consumer Energy, Term:**
                         NR*      NR*         833,333    due 5/16/2003                                                       836,979
                         NR*      NR*         833,333    due 7/16/2003                                                       836,979
                         NR*      NR*         833,333    due 8/29/2003                                                       836,979
                         BB+      Baa2      2,985,000   Michigan Electric Transmission Co., Term B, due 5/01/2007**        2,985,934
                         B-       B3       30,000,000   Mission Energy Holdings, 13.50% due 7/15/2008                      8,400,000
                         CCC+     Caa1      1,950,000   Mission Resources Corporation, 10.875% due 4/01/2007               1,189,500
                         BB       Ba2       5,500,000   Southern California Edison, Term B, due 3/01/2005**                5,512,892
                         BB+      Ba2       2,228,125   TNP Enterprises, Inc., Term, due 3/30/2006**                       2,214,199
                                                        Western Resources Inc.:
                         BB-      Ba2      10,100,000    9.75% due 5/01/2007                                              10,453,500
                         BBB-     Ba1       1,497,436    Term N, due 6/05/2005**                                           1,482,462
                                                                                                                         -----------
                                                                                                                          54,120,201
====================================================================================================================================
Wired                    B-       B3        6,800,000   Fairpoint Communications, 12.50% due 5/01/2010                     5,746,000
Telecommunications--     NR*      NR*       7,486,509  +Pacific Crossing Ltd., Term B-1, due 7/28/2006**                     399,278
3.5%                     CCC+     Caa1      2,000,000   Qwest Communications International, 7.50% due 11/01/2008           1,680,000
                         B-       B3        8,000,000   Time Warner Telecom LLC, 9.75% due 7/15/2008                       5,640,000
                         B        B2        8,200,000   U.S. West Capital Funding Inc., 6.875% due 7/15/2028               5,289,000
                         NR*      Caa3      5,611,040  +WCI Capital (Winstar Communications), Debtor in
                                                        Possession, due 12/31/2003**                                         981,932
                                                                                                                         -----------
                                                                                                                          19,736,210
====================================================================================================================================
Wireless                                                Centennial Cellular:**
Telecommunications--     B        B3        5,144,157    Term B, due 5/30/2007                                             4,038,163
6.2%                     B        B3        4,505,393    Term C, due 11/30/2007                                            3,531,908
                         CCC      C        10,000,000  +Microcell Telecommunications, 0/12% due 6/01/2009 (c)                525,000
                                                        Nextel Communications, Inc.:
                         B        B3          425,000    9.50% due 2/01/2011                                                 427,125
                         BB-      Ba3       5,220,778    Term D, due 3/31/2009**                                           4,877,930
                                                        Nextel Partners Inc.:
                         CCC+     B3        4,000,000    12.50% due 11/15/2009                                             3,880,000
                         CCC+     B3        7,100,000    11% due 3/15/2010                                                 6,496,500
                         B+       B1          475,000   PTC International Finance II SA, 11.25% due 12/01/2009               517,750
                         B+       B1          605,000   PTC International Finance BV, 10.75% due 7/01/2007                   638,275
                                                        Rural Cellular:**
                         B+       Ba3       3,339,569    Term B, due 10/03/2008                                            2,891,111
                         B+       Ba3       3,339,569    Term C, due 4/03/2009                                             2,891,111
                                                        Telesystem International Wireless:
                         B-       NR*       3,773,000    14% due 12/30/2003                                                3,395,700
                         B-       NR*         358,922    14% due 12/30/2003 (d)                                              323,030
                                                                                                                         -----------
                                                                                                                          34,433,603
====================================================================================================================================
                                                        Total Investments in Corporate Debt Obligations
                                                        (Cost--$926,425,473)--130.9%                                     729,361,046
====================================================================================================================================
                                               Shares
                                                Held                           Common Stocks
====================================================================================================================================
Automotive                                  3,614,601   Cambridge Liquidating Trust                                          175,308
Equipment--0.0%
====================================================================================================================================
Chemicals--0.0%                                93,826  +Pioneer Companies, Inc.                                              272,096
====================================================================================================================================
Food & Kindred                                 15,252  +Archibald Candy Corporation                                        1,418,436
Products--0.3%
====================================================================================================================================
Hotels & Motels--                              83,363  +Lodgian, Inc.                                                        275,932
0.1%
====================================================================================================================================
Metals &                                       91,399  +Geneva Steel Holdings Corp.                                               91
Mining--0.0%
====================================================================================================================================
Textile Mill                                1,725,000   Global Manufacturing Liquidation Trust                                    17
Products--0.0%
====================================================================================================================================
Wired                                          57,455  +WilTel Communications, Inc.                                          795,177
Telecommunications--
0.1%
====================================================================================================================================
                                                        Total Investments in Common Stocks (Cost--$11,974,381)--0.5%       2,937,057
====================================================================================================================================

                                                                             Preferred Stocks
====================================================================================================================================
Broadcasting--0.1%                                 77   Paxson Communications (b)                                            524,076
                                                   34   Paxson Communications (Convertible) (b)(d)                           141,985
                                                                                                                         -----------
                                                                                                                             666,061
====================================================================================================================================
Cable Television                                5,000   Adelphia Communications                                                2,500
Services--2.4%                                 22,500   CSC Holdings Inc.                                                  2,317,500
                                               89,100   CSC Holdings Inc. (b)                                              9,132,750
                                                3,500   Pegasus Satellite                                                  1,697,500
                                                                                                                         -----------
                                                                                                                          13,150,250
====================================================================================================================================
Financial Services--                           30,000   Sinclair Capital (Convertible)                                     3,180,000
0.6%
====================================================================================================================================


                                    12 & 13

                                   Debt Strategies Fund, Inc., February 28, 2003

SCHEDULE OF INVESTMENTS (concluded)

                                               Shares
INDUSTRIES                                      Held                       Preferred Stocks                                Value
===================================================================================================================================
Hotels & Motels--                              70,359   Lodgian, Inc.                                                 $   1,329,785
0.2%
===================================================================================================================================
Printing &                                    250,000   NewsCorp Overseas Ltd.                                            5,150,000
Publishing--1.4%                               35,000   Primedia, Inc.                                                    2,765,000
                                                                                                                      -------------
                                                                                                                          7,915,000
===================================================================================================================================
Tower Construction                             12,184   Crown Castle International Corporation (b)                        8,437,420
& Leasing--1.5%
===================================================================================================================================
Wireless                                       11,023   Dobson Communications (b)                                         7,275,081
Telecommunications--                            5,267   Nextel Communications, Inc. (b)                                   5,372,340
2.3%                                                                                                                  -------------
                                                                                                                         12,647,421
===================================================================================================================================
                                                        Total Investments in Preferred Stocks
                                                        (Cost--$51,633,748)--8.5%                                        47,325,937
===================================================================================================================================
                                                                             Warrants & Rights
===================================================================================================================================
Broadcasting--0.0%                                704   Paxson Communications (Warrants) (d)(g)                                   1
                                               15,000   Sirius Satellite (Warrants) (g)                                         150
                                                                                                                      -------------
                                                                                                                                151
===================================================================================================================================
Gaming--0.0%                                   15,140   Peninsula Gaming LLC (Warrants) (g)                                  90,842
===================================================================================================================================
Metals &                                       28,660   Geneva Steel Holdings Corp. (Equity Rights) (e)                           0
Mining--0.0%
===================================================================================================================================
Paper--0.0%                                             Cellu Tissue Holdings, Inc. (Warrants) (g):
                                                   30    Series A                                                                 0
                                                   15    Series B                                                                 0
                                                                                                                      -------------
                                                                                                                                  0
===================================================================================================================================
                                                        Total Investments in Warrants & Rights
                                                        (Cost--$875,851)--0.0%                                               90,993
===================================================================================================================================
                                           Beneficial
                                            Interest                       Short-Term Securities
===================================================================================================================================
                                            $ 361,669   Merrill Lynch Liquidity Series, LLC Cash Sweep Series I (i)         361,669
===================================================================================================================================
                                                        Total Investments in Short-Term Securities
                                                        (Cost--$361,669)--0.1%                                              361,669
===================================================================================================================================

                                                        Total Investments (Cost--$991,271,122)--140.0%                  780,076,702

                                                        Liabilities in Excess of Other Assets--(40.0%)                 (223,008,418)
                                                                                                                      -------------
                                                        Net Assets--100.0%                                            $ 557,068,284
                                                                                                                      =============
===================================================================================================================================

*     Not Rated.
** Floating rate corporate debt in which the Fund invests generally pays interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally
      (i) the lending rate offered by one or more major European banks, such as LIBOR (London Inter-Bank Offered Rate), (ii) the prime rate offered by one or more major United States banks or (iii) the certificate of deposit rate. Floating rate corporate debt is generally considered to be restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to its disposition. Corporate loans represent 36.3% of the Fund's net assets.
+     Non-income producing security.
++    Ratings of issues shown are unaudited.
(a)   Floating rate note.
(b) Represents a pay-in-kind security which may pay interest/dividends in additional face/shares.
(c) Represents a zero coupon or step bond; the interest rate on a step bond will commence its accrual at a fixed rate of interest on a predetermined date until maturity.
(d) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
(e) Each Equity Right entitles the Fund to purchase one share of new Preferred Stock at a price of $10.80 per Equity Right.
(f) Mortgage-Backed Obligations are subject to principal paydowns as a result of prepayments or refinancing of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.
(g) Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.
(h) Maturity of this security is pending as a result of bankruptcy proceedings.
(i) Investments in companies considered to be an affiliate of the Fund (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) are as follows:

--------------------------------------------------------------------------------
                                                           Net          Interest
Affiliate                                               Activity         Income
--------------------------------------------------------------------------------
Merrill Lynch Liquidity Series, LLC
Cash Sweep Series I                                     $361,669        $ 10,161
--------------------------------------------------------------------------------

      See Notes to Financial Statements.


                                    14 & 15

                                   Debt Strategies Fund, Inc., February 28, 2003

STATEMENT OF ASSETS, LIABILITIES AND CAPITAL

                As of February 28, 2003
==============================================================================================================
Assets:         Investments, at value (identified cost--$991,271,122) .....                    $   780,076,702
                Cash ......................................................                             27,599
                Receivables:
                  Interest ................................................    $ 17,584,821
                  Securities sold .........................................      10,317,436
                  Dividends ...............................................         346,628         28,248,885
                                                                               ------------
                Prepaid expenses and other assets .........................                             15,591
                                                                                               ---------------
                Total assets ..............................................                        808,368,777
                                                                                               ---------------
==============================================================================================================
Liabilities:    Loans .....................................................                        245,900,000
                Payables:
                  Securities purchased ....................................       4,839,303
                  Investment adviser ......................................         365,822
                  Interest on loans .......................................          60,412
                  Commitment fees .........................................           5,417          5,270,954
                                                                               ------------
                Deferred income ...........................................                             52,762
                Accrued expenses ..........................................                             76,777
                                                                                               ---------------
                Total liabilities .........................................                        251,300,493
                                                                                               ---------------
==============================================================================================================
Net Assets:     Net assets ................................................                    $   557,068,284
                                                                                               ===============
==============================================================================================================
Capital:        Common Stock, $.10 par value, 200,000,000 shares authorized                    $    10,413,927
                Paid-in capital in excess of par ..........................                      1,054,989,649
                Undistributed investment income--net ......................    $  7,189,935
                Accumulated realized capital losses on investments and
                foreign currency transactions--net ........................    (304,256,681)
                Unrealized depreciation on investments--net ...............    (211,268,546)
                                                                               ------------
                Total accumulated losses--net .............................                       (508,335,292)
                                                                                               ---------------
                Total Capital--Equivalent to $5.35 per share based on
                104,139,273 shares of Capital Stock outstanding
                (market price--$5.99) .....................................                    $   557,068,284
                                                                                               ===============
==============================================================================================================

      See Notes to Financial Statements.

STATEMENT OF OPERATIONS

                         For the Year Ended February 28, 2003
================================================================================================================
Investment Income:       Interest ............................................                     $  88,211,396
                         Dividends ...........................................                         3,438,146
                         Facility and other fees .............................                           755,457
                                                                                                   -------------
                         Total income ........................................                        92,404,999
                                                                                                   -------------
================================================================================================================
Expenses:                Investment advisory fees ............................    $  4,851,140
                         Loan interest expense ...............................       4,767,895
                         Borrowing costs .....................................         425,923
                         Professional fees ...................................         210,046
                         Accounting services .................................         191,864
                         Transfer agent fees .................................         103,658
                         Printing and shareholder reports ....................          74,159
                         Listing fees ........................................          70,110
                         Directors' fees and expenses ........................          56,051
                         Custodian fees ......................................          51,270
                         Pricing services ....................................          14,978
                         Other ...............................................          51,145
                                                                                  ------------
                         Total expenses ......................................                        10,868,239
                                                                                                   -------------
                         Investment income--net ..............................                        81,536,760
                                                                                                   -------------
================================================================================================================
Realized & Unrealized    Realized gain (loss) on:
Gain (Loss) on             Investments--net ..................................     (60,908,014)
Investments &              Foreign currency transactions--net ................             355       (60,907,659)
Foreign Currency                                                                  ------------
Transactions--Net:       Change in unrealized appreciation/depreciation on
                         investments--net ....................................                        (9,693,150)
                                                                                                   -------------
                         Total realized and unrealized loss on investments and
                         foreign currency transactions--net ..................                       (70,600,809)
                                                                                                   -------------
                         Net Increase in Net Assets Resulting from Operations                      $  10,935,951
                                                                                                   =============
================================================================================================================

      See Notes to Financial Statements.


                                    16 & 17

                                   Debt Strategies Fund, Inc., February 28, 2003

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                     For the Year Ended
                                                                                                        February 28,
                                                                                             -------------------------------
                  Increase (Decrease) in Net Assets:                                               2003              2002
============================================================================================================================
Operations:       Investment income--net ................................................    $  81,536,760     $  93,622,888
                  Realized loss on investments and foreign currency transactions--net ...      (60,907,659)     (116,592,237)
                  Change in unrealized appreciation/depreciation on investments--net ....       (9,693,150)      (34,776,801)
                                                                                             -------------     -------------
                  Net increase (decrease) in net assets resulting from operations .......       10,935,951       (57,746,150)
                                                                                             -------------     -------------
============================================================================================================================
Dividends to      Dividends to shareholders from investment income--net .................      (81,536,390)      (94,977,575)
Shareholders:                                                                                -------------     -------------
============================================================================================================================
Capital Share     Write-off of offering costs resulting from the issuance of Common Stock               --           238,476
Transactions:     Value of shares issued in reinvestment of dividends ...................        7,626,072         8,693,666
                                                                                             -------------     -------------
                  Net increase in net assets resulting from capital share transactions ..        7,626,072         8,932,142
                                                                                             -------------     -------------
============================================================================================================================
Net Assets:       Total decrease in net assets ..........................................      (62,974,367)     (143,791,583)
                  Beginning of year .....................................................      620,042,651       763,834,234
                                                                                             -------------     -------------
                  End of year* ..........................................................    $ 557,068,284     $ 620,042,651
                                                                                             =============     =============
============================================================================================================================
                * Undistributed investment income--net ..................................    $   7,189,935     $   6,798,047
                                                                                             =============     =============
============================================================================================================================

      See Notes to Financial Statements.

STATEMENT OF CASH FLOWS

                         For the Year Ended February 28, 2003
==============================================================================================
Cash Provided by         Net increase in net assets resulting from operations    $  10,935,951
Operating Activities:    Adjustments to reconcile net increase in net assets
                         resulting from operations to net cash provided by
                         operating activities:
                           Increase in receivables ..........................         (123,687)
                           Increase in other assets .........................           (6,765)
                           Increase in other liabilities ....................           22,597
                           Realized and unrealized loss on investments and
                           foreign currency transactions--net ...............       70,600,809
                           Amortization of premium ..........................      (23,549,550)
                                                                                 -------------
                         Net cash provided by operating activities ..........       57,879,355
                                                                                 -------------
==============================================================================================
Cash Provided by         Proceeds from sales of long-term investments .......      539,628,061
Investing Activities:    Purchases of long-term investments .................     (503,690,247)
                         Proceeds from sales and maturities of short-term
                         investments--net ...................................        6,854,621
                                                                                 -------------
                         Net cash provided by investing activities ..........       42,792,435
                                                                                 -------------
==============================================================================================
Cash Used for            Cash receipts from borrowings ......................      196,800,000
Financing Activities:    Cash payments on borrowings ........................     (224,500,000)
                         Dividends paid to shareholders .....................      (73,910,318)
                                                                                 -------------
                         Net cash used for financing activities .............     (101,610,318)
                                                                                 -------------
==============================================================================================
Cash:                    Net decrease in cash ...............................         (938,528)
                         Cash at beginning of year ..........................          966,127
                                                                                 -------------
                         Cash at end of year ................................    $      27,599
                                                                                 =============
==============================================================================================
Cash Flow                Cash paid for interest .............................    $   4,769,965
Information:                                                                     =============
==============================================================================================
Non-Cash                 Capital shares issued in reinvestment of
Financing Activities:    dividends paid to shareholders .....................    $   7,626,072
                                                                                 =============
==============================================================================================

      See Notes to Financial Statements.


                                    18 & 19

                                   Debt Strategies Fund, Inc., February 28, 2003

FINANCIAL HIGHLIGHTS

                                                                                                                          For the
                   The following per share data and ratios have                                                            Period
                   been derived from information provided in                  For the Year Ended             For the      March 27,
                   the financial statements.                                      February 28,             Year Ended     1998+ to
                                                                     -----------------------------------  February 29,  February 28,
                   Increase (Decrease) in Net Asset Value:              2003         2002         2001        2000          1999
===================================================================================================================================
Per Share          Net asset value, beginning of period ............ $    6.03    $    7.53    $    8.60     $    9.15   $   10.00
Operating                                                            ---------    ---------    ---------     ---------   ---------
Performance:       Investment income--net ..........................       .79++        .92++        .96++         .97         .76
                   Realized and unrealized loss on investments and
                   foreign currency transactions--net ..............      (.68)       (1.49)       (1.07)         (.56)       (.91)
                                                                     ---------    ---------    ---------     ---------   ---------
                   Total from investment operations ................       .11         (.57)        (.11)          .41        (.15)
                                                                     ---------    ---------    ---------     ---------   ---------
                   Less dividends from investment income--net ......      (.79)        (.93)        (.96)         (.96)       (.69)
                                                                     ---------    ---------    ---------     ---------   ---------
                   Capital write-off (charge) resulting from the
                   issuance of Common Stock ........................        --           --@@         --            --        (.01)
                                                                     ---------    ---------    ---------     ---------   ---------
                   Net asset value, end of period .................. $    5.35    $    6.03    $    7.53     $    8.60   $    9.15
                                                                     =========    =========    =========     =========   =========
                   Market price per share, end of period ........... $    5.99    $    6.57    $    7.15     $  7.1875   $   7.875
                                                                     =========    =========    =========     =========   =========
==================================================================================================================================
Total Investment   Based on market price per share .................     4.85%        5.69%       13.97%         3.19%     (14.87%)@
Return:**                                                            =========    =========    =========     =========   =========
                   Based on net asset value per share ..............     2.04%       (7.89%)        .31%         6.26%      (1.09%)@
                                                                     =========    =========    =========     =========   =========
==================================================================================================================================
Ratios to Average  Expenses, net of reimbursement and excluding
Net Assets:        interest expense ................................     1.07%        1.04%        1.20%          .98%        .54%*
                                                                     =========    =========    =========     =========   =========
                   Expenses, net of reimbursement ..................     1.91%        2.59%        3.87%         2.87%        .93%*
                                                                     =========    =========    =========     =========   =========
                   Expenses ........................................     1.91%        2.59%        3.87%         2.87%       1.20%*
                                                                     =========    =========    =========     =========   =========
                   Investment income--net ..........................    14.32%       13.69%       12.23%        10.88%       8.60%*
                                                                     =========    =========    =========     =========   =========
==================================================================================================================================
Leverage:          Amount of borrowings, end of period
                   (in thousands) .................................. $ 245,900    $ 273,600    $ 301,000     $ 161,000   $ 142,000
                                                                     =========    =========    =========     =========   =========
                   Average amount of borrowings outstanding during
                   the period (in thousands) ....................... $ 238,863    $ 280,460    $ 228,640     $ 182,404   $  42,330
                                                                     =========    =========    =========     =========   =========
                   Average amount of borrowings outstanding per
                   share during the period ......................... $    2.31    $    2.75    $    3.07     $    2.91   $     .69
                                                                     =========    =========    =========     =========   =========
==================================================================================================================================
Supplemental       Net assets, end of period (in thousands) ........ $ 557,068    $ 620,043    $ 763,834     $ 538,343   $ 572,902
Data:                                                                =========    =========    =========     =========   =========
                   Portfolio turnover ..............................    64.54%       49.58%       36.86%        61.76%      89.76%
                                                                     =========    =========    =========     =========   =========
===================================================================================================================================

*     Annualized.
** Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges. If applicable, the Fund's Investment Adviser waived a portion of its management fee. Without such waiver, the Fund's performance would have been lower.
+     Commencement of operations.
++    Based on average shares outstanding.
@     Aggregate total investment return.
@@    Amount is less than $.01 per share.

      See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

Debt Strategies Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol DSU.

(a) Corporate debt obligations -- The Fund invests principally in debt obligations of companies, including Corporate Loans made by banks and other financial institutions and both privately and publicly offered corporate bonds and notes. Because agents and intermediaries are primarily commercial banks, the Fund's investment in Corporate Loans could be considered concentrated in financial institutions.

(b) Valuation of investments -- Corporate Loans are valued in accordance with guidelines established by the Board of Directors. Corporate Loans are valued at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation. For the limited number of Corporate Loans for which no reliable price quotes are available, such Corporate Loans will be valued by Loan Pricing Corporation through the use of pricing matrices to determine valuations. If the pricing service does not provide a value for the Corporate Loan, the Investment Adviser will value the loan at fair value, which is intended to approximate market value.

Other portfolio securities may be valued on the basis of prices furnished by one or more pricing services, which determine prices for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders. In certain circumstances, portfolio securities are valued at the last sale price on the exchange that is the primary market for such securities, or the last quoted bid price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales during the day. The value of interest rate swaps, caps and floors is determined in accordance with a formula and then confirmed periodically by obtaining a bank quotation. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market price quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund. Occasionally, events affecting the values of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the market on which such security trades) and the close of business on the NYSE. If events (for example, company announcement, natural disasters, market volatility) occur during such periods that are expected to materially affect the value for such securities, those securities may be valued at their fair market value as determined in good faith by the Fund's Board of Directors or by the investment adviser using a pricing service and/or procedures approved by the Board of Directors of the Fund.

(c) Derivative financial instruments -- The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts -- The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or for the intended purchase of securities.


                                    20 & 21

                                   Debt Strategies Fund, Inc., February 28, 2003

Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Forward foreign exchange contracts -- The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

o Options -- The Fund is authorized to write covered call and put options and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

o Interest rate swaps -- The Fund is authorized to enter into swap agreements for the purpose of hedging the market risk on existing securities. In a swap agreement, the Fund exchanges with the counterparty their respective commitments to pay or receive interest on a specified notional principal amount. If the counterparty defaults on its obligation, the Fund's ability to receive interest will be delayed or limited. Furthermore, if the Fund does not have sufficient income to pay its obligation under the swap agreement, the Fund would be in default and the counterparty would be able to terminate the swap agreement. When the swap agreement is closed, the Fund records a realized gain or loss equal to the difference between the value of the swap agreement at the time it was entered into and the value at the time it was closed.

(d) Foreign currency transactions -- Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(e) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(f) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

(g) Dividends and distributions -- Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(h) Offering expenses -- During the year ended February 28, 2002, overestimated offering expenses resulting from the issuance of Common Stock were written off to paid-in capital in excess of par.

(i) Reclassification -- Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year's permanent book/tax difference of $391,518 have been reclassified between accumulated net realized capital losses and undistributed net investment income. This reclassification has no effect on net assets or net asset value per share.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. FAM has entered into a Sub-Advisory Agreement with Merrill Lynch Asset Management U.K. Limited ("MLAM U.K."), an affiliate of FAM, pursuant to which MLAM U.K. provides investment advisory services to FAM with respect to the Fund. There is no increase in the aggregate fees paid by the Fund for these services.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to perform the investment advisory function. For such services, the Fund pays a monthly fee at an annual rate of .60% of the Fund's average weekly net assets plus the proceeds of any outstanding borrowings used for leverage.

For the year ended February 28, 2003, the Fund paid Merrill Lynch Security Pricing Service, an affiliate of Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), $553 for security price quotations to compute the net asset value of the Fund.

In addition, MLPF&S received $11,169 in commissions on the execution of portfolio security transactions for the Fund for the year ended February 28, 2003.

For the year ended February 28, 2003, the Fund reimbursed FAM $14,049 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, MLAM U.K., PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended February 28, 2003 were $508,529,550 and $549,895,857, respectively.

Net realized gains (losses) for the year ended February 28, 2003 and net unrealized losses as of February 28, 2003 were as follows:

--------------------------------------------------------------------------------
                                                Realized            Unrealized
                                             Gains (Losses)           Losses
--------------------------------------------------------------------------------
Long-term investments ................       $ (60,908,014)       $(211,194,420)
Unfunded corporate loans .............                  --              (74,126)
Foreign currency transactions ........                 355                   --
                                             -------------        -------------
Total ................................       $ (60,907,659)       $(211,268,546)
                                             =============        =============
--------------------------------------------------------------------------------

As of February 28, 2003, net unrealized depreciation for Federal income tax purposes aggregated $210,812,783, of which $22,291,962 related to appreciated securities and $233,104,745 related to depreciated securities. The aggregate cost of investments at February 28, 2003 for Federal income tax purposes was $990,889,485.

4. Capital Share Transactions:

The Fund is authorized to issue 200,000,000 shares of Common Stock, par value $.10 per share. Shares issued and outstanding during the years ended February 28, 2003 and February 28, 2002 increased by 1,356,882 and 1,332,057, respectively, as a result of dividend reinvestment.

5. Unfunded Loan Interests:

As of February 28, 2003, the Fund had unfunded loan commitments of approximately $2,083,000, which would be extended at the option of the borrower, pursuant to the following loan agreement:

--------------------------------------------------------------------------------
                                                                    Unfunded
                                                                   Commitment
Borrower                                                         (in Thousands)
--------------------------------------------------------------------------------
Granite Broadcasting Corporation ............................        $2,083
--------------------------------------------------------------------------------


                                    22 & 23

                                   Debt Strategies Fund, Inc., February 28, 2003

NOTES TO FINANCIAL STATEMENTS (concluded)

6. Short-Term Borrowings:

On May 30, 2002, the Fund renewed its one-year $325,000,000 revolving credit and security agreement with Citibank, N.A. and other lenders (the "Lenders"). Under the revolving credit and security agreement, the Fund may borrow money through
(i) a line of credit from certain Lenders at the Eurodollar rate plus .75% or the highest of the Federal Funds rate plus .50%, a Base rate as determined by Citibank, N.A. and the latest three-week moving average of secondary market morning offering rates in the United States for three-month certificates of deposit of major United States money market banks plus .50%, or (ii) the issuance of commercial paper notes by certain Lenders at rates of interest derived from the weighted average of the per annum rates paid or payable by such Lenders in respect of those commercial paper notes. As security for its obligations to the Lenders under the revolving credit and security agreement, the Fund has granted a security interest in substantially all of its assets to and in favor of the Lenders.

For the year ended February 28, 2003, the average amount borrowed was approximately $238,863,000 and the daily weighted average interest rate was 1.99%. For the year ended February 28, 2003, facility and commitment fees aggregated approximately $426,000.

7. Distributions to Shareholders:

The Fund paid an ordinary income dividend in the amount of $.061464 per share on March 31, 2003 to shareholders of record on March 17, 2003.

The tax character of distributions paid during the fiscal years ended February 28, 2003 and February 28, 2002 was as follows:

--------------------------------------------------------------------------------
                                                   2/28/2003          2/28/2002
--------------------------------------------------------------------------------
Distributions paid from:
  Ordinary income ........................        $81,536,390        $94,977,575
                                                  -----------        -----------
Total taxable distributions ..............        $81,536,390        $94,977,575
                                                  ===========        ===========
--------------------------------------------------------------------------------

As of February 28, 2003, the components of accumulated losses on a tax basis were as follows:

--------------------------------------------------------------------------------
Undistributed ordinary income--net .....................        $   9,272,063
Undistributed long-term capital gains--net .............                   --
                                                                -------------
Total undistributed earnings--net ......................            9,272,063
Capital loss carryforward ..............................         (288,233,985)*
Unrealized losses--net .................................         (229,373,370)**
                                                                -------------
Total accumulated losses--net ..........................        $(508,335,292)
                                                                =============
--------------------------------------------------------------------------------

* On February 28, 2003, the Fund had a net capital loss carryforward of $288,233,985, of which $263,491 expires in 2005, $12,067,388 expires in
      2006, $27,376,921 expires in 2007, $51,234,056 expires in 2008,
      $21,442,332 expires in 2009, $90,564,493 expires in 2010 and $85,285,304 expires in 2011. This amount will be available to offset like amounts of any future taxable gains.
** The difference between book-basis and tax-basis net unrealized losses is attributable primarily to the tax deferral of losses on wash sales, the book/tax differences in the accrual of income on securities in default, the difference between book and tax amortization methods for premiums and discounts on fixed income securities, the deferral of post-October capital losses for tax purposes and other book/tax temporary differences.

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
Debt Strategies Fund, Inc.:

We have audited the accompanying statement of assets, liabilities and capital, including the schedule of investments, of Debt Strategies Fund, Inc. as of February 28, 2003, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the respective periods then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at February 28, 2003 by correspondence with the custodian and financial intermediaries; where replies were not received from financial intermediaries, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Debt Strategies Fund, Inc. as of February 28, 2003, the results of its operations and its cash flows, the changes in its net assets and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
April 24, 2003

IMPORTANT TAX INFORMATION (unaudited)

Of the ordinary income distributions paid monthly by Debt Strategies Fund, Inc. during the fiscal year ended February 28, 2003, 3.85% qualifies for the dividends received deduction for corporations.

Please retain this information for your records.


                                    24 & 25

                                   Debt Strategies Fund, Inc., February 28, 2003

OFFICERS AND DIRECTORS

                                                                                                          Number of
                                                                                                         Portfolios in     Other
                                Position(s)   Length                                                     Fund Complex  Directorships
                                   Held       of Time                                                     Overseen by     Held by
Name              Address & Age  with Fund    Served    Principal Occupation(s) During Past 5 Years        Director       Director
====================================================================================================================================
        Interested Director
====================================================================================================================================
Terry K. Glenn*   P.O. Box 9011  President  1999 to     President and Chairman of Merrill Lynch            120 Funds       None
                  Princeton, NJ  and        present     Investment Managers, L.P. ("MLIM")/Fund Asset   162 Portfolios
                  08543-9011     Director   and 1997    Management, L.P. ("FAM")--Advised Funds since
                  Age: 62                   to present  1999; Chairman (Americas Region) of MLIM from
                                                        2000 to 2002; Executive Vice President of MLIM
                                                        and FAM (which terms as used herein include
                                                        their corporate predecessors) from 1983 to
                                                        2002; President of FAM Distributors, Inc.
                                                        ("FAMD") from 1986 to 2002 and Director
                                                        thereof from 1991 to 2002; Executive Vice
                                                        President and Director of Princeton Services,
                                                        Inc. ("Princeton Services") from 1993 to 2002;
                                                        President of Princeton Administrators, L.P.
                                                        from 1988 to 2002; Director of Financial Data
                                                        Services, Inc. from 1985 to 2002.
                ====================================================================================================================
                * Mr. Glenn is a director, trustee or member of an advisory board of certain other investment companies for which
                  FAM or MLIM acts as investment adviser. Mr. Glenn is an "interested person," as described in the Investment
                  Company Act, of the Fund based on his former positions with FAM, MLIM, FAMD, Princeton Services, and Princeton
                  Administrators, L.P. The Director's term is unlimited. As Fund President, Mr. Glenn serves at the pleasure of the
                  Board of Directors.
====================================================================================================================================
                                                                                                           Number of
                                                                                                         Portfolios in      Other
                                Position(s)   Length                                                     Fund Complex  Directorships
                                   Held      of Time                                                      Overseen by     Held by
Name              Address & Age  with Fund   Served*    Principal Occupation(s) During Past 5 Years         Director      Director
====================================================================================================================================
        Independent Directors
====================================================================================================================================
Ronald W. Forbes  P.O. Box 9095  Director   1997 to     Professor Emeritus of Finance, School of           47 Funds        None
                  Princeton, NJ             present     Business, State University of New York at        52 Portfolios
                  08543- 9095                           Albany since 2000 and Professor thereof from
                  Age: 62                               1989 to 2000.
====================================================================================================================================
Cynthia A.        P.O. Box 9095  Director   1997 to     Professor, Harvard Business School since 1989;     47 Funds     Unum Provi-
Montgomery        Princeton, NJ             present     Director, Unum Provident Corporation since       52 Portfolios  dent Corp-
                  08543-9095                            1990; Director, Newell Rubbermaid, Inc.                         oration;
                  Age: 50                               since 1995.                                                     Newell Rub-
                                                                                                                        bermaid Inc.
====================================================================================================================================
Charles C.        P.O. Box 9095  Director   1997 to     Self-employed financial consultant since 1990.     47 Funds        None
Reilly            Princeton, NJ             present                                                      52 Portfolios
                  08543-9095
                  Age: 71
====================================================================================================================================
Kevin A. Ryan     P.O. Box 9095  Director   1997 to     Founder and Director Emeritus of The Boston        47 Funds        None
                  Princeton, NJ             present     University Center for the Advancement of         52 Portfolios
                  08543-9095                            Ethics and Character; Professor of Education
                  Age: 70                               at Boston University from 1982 to 1999 and
                                                        Professor Emeritus since 1999.
====================================================================================================================================
Roscoe S.         P.O. Box 9095  Director   2000 to     President, Middle East Institute from 1995 to      47 Funds        None
Suddarth          Princeton, NJ             present     2001; Foreign Service Officer, United States     52 Portfolios
                  08543-9095                            Foreign Service from 1961 to 1995; Career
                  Age: 67                               Minister from 1989 to 1995; Deputy Inspector
                                                        General, U.S. Department of State from 1991 to
                                                        1994; U.S. Ambassador to the Hashemite Kingdom
                                                        of Jordan from 1987 to 1990.
====================================================================================================================================
Richard R. West   P.O. Box 9095  Director   1997 to     Dean Emeritus of New York University, Leonard      47 Funds     Bowne &
                  Princeton, NJ             present     N. Stern School of Business Administration       52 Portfolios  Co., Inc.;
                  08543-9095                            since 1994.                                                     Vornado
                  Age: 65                                                                                               Operating
                                                                                                                        Company;
                                                                                                                        Vornado
                                                                                                                        Realty
                                                                                                                        Trust;
                                                                                                                        Alexander's
                                                                                                                        Inc.
====================================================================================================================================
Edward D.         P.O. Box 9095  Director   2000 to     Self-employed financial consultant since 1994.     47 Funds        None
Zinbarg           Princeton, NJ             present                                                      52 Portfolios
                  08543-9095
                  Age: 68
                ====================================================================================================================
                * The Director's term is unlimited.
====================================================================================================================================
                                            Position(s)   Length
                                               Held      of Time
Name                     Address & Age       with Fund    Served*             Principal Occupation(s) During Past 5 Years
====================================================================================================================================
        Fund Officers
====================================================================================================================================
Donald C. Burke    P.O. Box 9011             Vice       1997 to     First Vice President of FAM and MLIM since 1997 and the
                   Princeton, NJ 08543-9011  President  present     Treasurer thereof since 1999; Senior Vice President and
                   Age: 42                   and        and 1999    Treasurer of Princeton Services since 1999; Vice President of
                                             Treasurer  to present  FAMD since 1999; Director of MLIM Taxation since 1990.
====================================================================================================================================

Kevin J. Booth     P.O. Box 9011             Vice       2001 to     Director (Global Fixed Income) of MLIM since 2000; Vice
                   Princeton, NJ 08543-9011  President  present     President of MLIM from 1994 to 2000.
                   Age: 48
====================================================================================================================================
Joseph P. Matteo   P.O. Box 9011             Vice       2001 to     Director (Global Fixed Income) of MLIM since 2001; Vice
                   Princeton, NJ 08543-9011  President  present     President of MLIM from 1997 to 2001.
                   Age: 39
====================================================================================================================================
Bradley J. Lucido  P.O. Box 9011             Secretary  1999 to     Director (Legal Advisory) of MLIM since 2002; Vice President of
                   Princeton, NJ 08543-9011             present     MLIM from 1999 to 2002; Attorney associated with MLIM since
                   Age: 37                                          1995.
                ====================================================================================================================
                * Officers of the Fund serve at the pleasure of the Board of Directors.
====================================================================================================================================

Custodian

The Bank of New York
100 Church Street
New York, NY 10286

Transfer Agent

The Bank of New York
101 Barclay Street
New York, NY 10286

NYSE Symbol

DSU


                                    26 & 27

[LOGO] Merrill Lynch Investment Managers
                                                              [GRAPHICS OMITTED]

Debt Strategies Fund, Inc. seeks to provide current income by investing primarily in a diversified portfolio of U.S. companies' debt instruments, including corporate loans, that are rated in the lower rating categories of the established rating services (Baa or lower by Moody's Investors Service, Inc. or BBB or lower by Standard & Poor's) or unrated debt instruments of comparable quality.

This report, including the financial information herein, is transmitted to shareholders of Debt Strategies Fund, Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Fund leverages its Common Stock to provide Common Stock shareholders with a potentially higher rate of return. Leverage creates risk for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of Common Stock shares, and the risk that fluctuations in short-term interest rates may reduce the Common Stock's yield. Statements and other information herein are as dated and are subject to change.

Debt Strategies Fund, Inc.
Box 9011
Princeton, NJ
08543-9011

[RECYCLED LOGO] Printed on post-consumer recycled paper              #DEBT--2/03

Item 2 - Did registrant adopt a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party? If not, why not? Briefly describe any amendments or waivers that occurred during the period. State here if code of ethics/amendments/waivers are on website and give website address-. State here if fund will send code of ethics to shareholders without charge upon request-- N/A (not answered until July 15, 2003 and only annually for funds)

Item 3 - Did the registrant's board of directors determine that the registrant either: (i) has at least one audit committee financial expert serving on its audit committee; or (ii) does not have an audit committee financial expert serving on its audit committee? If yes, disclose name of financial expert and whether he/she is "independent," (fund may, but is not required, to disclose name/independence of more than one financial expert) If no, explain why not. -N/A (not answered until July 15, 2003 and only annually for funds)

Item 4 - Disclose annually only (not answered until December 15, 2003)

      (a) Audit Fees - Disclose aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. N/A.

      (b) Audit-Related Fees - Disclose aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

      (c) Tax Fees - Disclose aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

      (d) All Other Fees - Disclose aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

      (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X. N/A.

      (e)(2) Disclose the percentage of services described in each of paragraphs
             (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. N/A.

      (f) If greater than 50%, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees. N/A.

      (g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant. N/A.

      (h) Disclose whether the registrant's audit committee has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence. N/A.

Items 5-6 - Reserved

Item 7 - For closed-end funds that contain voting securities in their portfolio, describe the policies and procedures that it uses to determine how to vote proxies relating to those portfolio securities. N/A (not answered until July 1, 2003)

Item 8 -- Reserved

Item 9(a) - Disclose the conclusions of the registrant's principal executive officer or officers and principal financial officer or officers, or persons performing similar functions, about the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-2(c))) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph. N/A (not answered until July 15, 2003 and only annually for funds)

 Item 9(b) -- There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 10 - Exhibits

10(a) - Attach code of ethics or amendments/waivers, unless code of ethics or amendments/waivers is on website or offered to shareholders upon request without charge. N/A.

10(b) - Attach certifications (4 in total pursuant to Sections 302 and 906 for CEO/CFO). Attached hereto.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Debt Strategies Fund, Inc.

By: /s/ Terry K. Glenn
    ------------------------------
    Terry K. Glenn,
    President of
    Debt Strategies Fund, Inc.

Date: April 21, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Terry K. Glenn
    ------------------------------
    Terry K. Glenn,
    President of
    Debt Strategies Fund, Inc.

Date: April 21, 2003

By: /s/ Donald C. Burke
    ------------------------------
    Donald C. Burke,
    Chief Financial Officer of
    Debt Strategies Fund, Inc.

Date: April 21, 2003